Exhibit 10.2

AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 9, 2018 among Kona Grill, Inc., a Delaware corporation (the “Borrower”); each of the Subsidiaries (as defined in the Credit Agreement referred to below) of the Borrower that is a signatory hereto (each such Subsidiary, together with each Additional Grantor (as defined in the Security Agreement referred to below) that becomes a party thereto pursuant to Section 9.14 of the Security Agreement and together with the Borrower, collectively, the “Grantors” and, individually, each a “Grantor”); the Lenders (as defined in the Credit Agreement) party hereto; and KeyBank National Association, a national banking association, as the administrative agent (the “Administrative Agent”).

RECITALS:

A.     The Borrower, the Administrative Agent, and the Grantors are parties to the Amended and Restated Pledge and Security Agreement, dated as of October 12, 2016 (as previously amended and as the same may from time to time be further amended, restated, supplemented or otherwise modified, the “Security Agreement”).

B.     The Borrower, the Grantors the Administrative Agent, and the Lenders party hereto desire to amend the Security Agreement to modify certain provisions thereof as set forth herein.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Security Agreement.

Section 2. Amendments.

2.1     Amendments to Certain Definitions.

(i)     Excluded Deposit Account. The definition of “Excluded Deposit Account” in Section 1.01 of the Security Agreement is hereby deleted in its entirety.

2.2     Deposit Accounts. Section 5.01(a) and Section 5.01(b) of the Security Agreement are hereby deleted in their entirety and replaced with the following:

(a)     On the Amendment No. 4 Effective Date, Borrower shall furnish to Administrative Agent a list of all of Borrower and the Grantors’ existing Deposit Accounts. Within 90 days after the Amendment No. 4 Effective Date, Borrower and the Grantors will execute, and cause Stearns Bank, as the Depositary Bank, to execute Deposit Account Control Agreements (in such form as reasonably agreed to by the Administrative Agent) encompassing no less than eighty percent (80%) of Borrower’s and the Grantors’ Cash (measured as of March 31, 2018), and shall thereafter maintain such Deposit Account Control Agreements. Within 90 days after an Event of Default has occurred, Borrower and the Grantors will execute, and cause all of the Depositary Banks, to execute Deposit Account Control Agreements (in such form as reasonably agreed to by the Administrative Agent) for all of Borrower and the Grantors’ Deposit Accounts.

(b)     Neither the Borrower nor any of the Grantors shall establish any new Deposit Accounts after the Amendment No. 4 Effective Date unless, prior to depositing any funds into the Deposit Account, the Borrower or the Grantor, the Administrative Agent, and the depository institution at which the account is to be opened enter into a Control Agreement pursuant to which such depository institution acknowledges the security interest of the Administrative Agent in such Deposit Account, agrees to comply with instructions originated by the Administrative Agent directing disposition of the funds in the Deposit Account without further consent from the Borrower or such Grantor, and agrees to subordinate and limit any security interest such depository institution may have in the Deposit Account and waive all rights of set-off with respect thereto (other than for customary fees and expenses and returned checks) on terms reasonably satisfactory to the Administrative Agent.

Section 3. Effectiveness.

3.1 Conditions Precedent. This Amendment shall be effective when the conditions precedent to the effective of Amendment No. 4 to Second Amended and Restated Credit Agreement have been satisfied by Borrower and its Subsidiaries or waived by Administrative Agent.

Section 4. Miscellaneous.

4.1    Representations and Warranties. The Borrower and each Grantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders, on its own behalf and not on behalf of the other Credit Parties, that:

(i)      the Borrower and each Grantor has the legal power and authority to execute and deliver this Amendment;

(ii)     the officers executing this Amendment on behalf of the Borrower and each Grantor have been duly authorized to execute and deliver the same and bind the Borrower or such Grantor with respect to the provisions hereof;

(iii)    the execution and delivery hereof by the Borrower or each Grantor and the performance and observance by the Borrower and each Grantor of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any Grantor or any law applicable to the Borrower or any Grantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower or such Grantor;

(iv)     no Default or Event of Default exists under the Security Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof;

(v)      neither the Borrower nor any Grantor has any claim or offset against, or defense or counterclaim to, any obligations or liabilities of the Borrower or such Grantor under the Security Agreement or any other Loan Document;

(vi)     this Amendment constitutes a valid and binding obligation of the Borrower and each Grantor in every respect, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies; and

(vii)    each of the representations and warranties set forth in Article III of the Security Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date.

4.2     Security Agreement Unaffected. Each reference to the Security Agreement in this Amendment or in any other Loan Document shall hereafter be construed as a reference to the Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Security Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Security Agreement, the terms and provisions of this Amendment shall govern and prevail. In the event of any conflict between the terms and provisions of the Security Agreement, as amended, and the Credit Agreement, as amended, the terms and provisions of the Credit Agreement shall govern and prevail.

4.3     Waiver. The Borrower and each Grantor, by signing below, hereby waives and releases the Administrative Agent, each of the Lenders and their respective Related Parties from any and all claims, offsets, defenses and counterclaims of which the Borrower and any Grantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

4.4    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Security Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective solely with respect to the matters expressly referred to herein.

4.5     Entire Agreement. This Amendment, together with the Security Agreement and the other Loan Documents, integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.6     Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by electronic signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

4.7   Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, THE BORROWER, FOR ITSELF AND THE GRANTORS, HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

4.8     JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

By:	/s/ Berke Bakay
Name:	Berke Bakay
Title:	Chief Executive Officer and President

KeyBank National Association, a national banking association, as the Administrative Agent and as a Lender

By:	/s/ Quinn Kelly
Name:	Quinn Kelly
Title:	Vice President
ZB, N.A. dba Zions First National Bank, a national banking association, as a Lender

By:	/s/ Adam Whitefield
Name:	Adam Whitefield
Title:	Vice President

Kona Restaurant Holdings, Inc.,
Kona Sushi, Inc.,
Kona Macadamia, Inc.,
Kona Baltimore, Inc.,
Kona Grill International Holdings, Inc.,
Kona Grill International, Inc.,
Kona Grill Puerto Rico, Inc.,
each as a Grantor

By:	/s/ Berke Bakay
Name:	Berke Bakay
Title:	President

Kona Texas Restaurants, Inc., as a Grantor

By:	/s/ Christi Hing
Name:	Christi Hing
Title:	Secretary